UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                    [ x ]
Filed by a Party other than the Registrant [ _ ]

Check the appropriate box:

[ x ]  Preliminary Proxy Statement          [ _  ] CONFIDENTIAL, FOR USE OF THE
                                                   COMMISSION ONLY (AS PERMITTED
                                                   BY RULE 14-A - 6 (E) (2))
[ _ ]  Definitive Proxy Statement
[ _ ]  Definitive Additional Materials
[ _ ]  Soliciting Material Pursuant to Section 340.14a-11
       (c) or Section 240.14a-12

                               The HomeState Group
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ x ]  No fee required
[ _ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

         (1) Title of each class of securities to which transaction applies:
         =======================================================================

         (2) Aggregate number of securities to which transaction applies:
         =======================================================================

         (3) Per unit price or other underlying vlaue of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         =======================================================================

         (4) Proposed maximum aggregate value of transaction:
         =======================================================================

         (5) Total fee paid:
         =======================================================================

[ _ ]    Fee paid previously with preliminary materials.

[ _ ]    Check box if any part of the fee is offset as provided by Exchange
         Act Rule o-11 (a) (2), and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:
         =======================================================================

         (2) Form, Schedule or Registration Statement No.:
         =======================================================================

         (3) Filing Party:
         =======================================================================

         (4) Date Filed:
         =======================================================================

Notes:

                          (HOMESTATE MUTUAL FUNDS LOGO)




August 27, 1999


Dear Shareholder:

Since we launched the HomeState Year 2000 ("Y2K") Fund in 1997, we told shareholders that there would come a time when the Fund should shift from its initial Y2K focus. That time has come. There is still Y2K work to be done, and we believe Y2K-related opportunities still exist:

         -- A survey conducted by Dr. Edward Yardeni, chief economist and global investment strategist, Deutsche Bank Securities, Inc. showed that companies comprising the S&P 500 had spent only 53% of their projected Y2K budgets by December 31, 1998. It is generally held that these larger companies are ahead of smaller companies with their Y2K work (source: THE Y2K REPORTER, May 10, 1999);

         -- The Fund has the ability to short and hedge individual companies and general market indices in the event Y2K problems cause a downturn.

Despite the ongoing work, Y2K-related revenues as a percentage of the Fund's portfolio investments is clearly declining. Therefore, we believe it is prudent to give the Y2K Fund's portfolio manager the ability to widen his focus. As Y2K spending patterns continue to evolve over the next few months, we will continue to participate in the best opportunities created by the Y2K Problem, but we also want to be able to move quickly into other areas- and not be solely tied to the current investment objective mandating that the Fund invest at least 65% of its total assets in "Y2K Problem-solving companies." Therefore, the enclosed proxy includes the Fund's Board of Trustees' recommendations to:

         -- Broaden the Fund's objective to invest a minimum 65% of total assets in companies in the overall technology sector. This allows the Fund to invest in a wider variety of technology companies, including Internet companies (A fundamental restriction would also be changed eliminating a requirement to invest a minimum 25% of total Fund assets in IT technology companies.);

         -- Changing the Fund's name to "The HomeState Emerging Technologies
            Fund."

The modified Fund will still invest a majority of its assets in technology companies, of which Y2K companies are an important subset. But it will also have the ability to invest in newer, emerging technology themes like the Internet, network services, communications, etc. in the months and years ahead. The Fund's investment adviser, Emerald Advisers, Inc. and its sister company, Emerald Research, have devoted substantial resources to finding, analyzing and investing in primarily smaller-sized technology companies since 1992 (which, of course, led to the identification of the Y2K Problem as a major investment theme). We will continue these efforts with the HomeState Emerging Technologies Fund.

The Fund's Board of Trustees recommends that you vote "FOR" these changes. Please don't hesitate to contact the Fund's transfer agent at (800) 232-0224 if you have any procedural questions regarding the enclosed proxy, or the Fund's investment adviser at (800) 722-4123 if you have any questions regarding the change in investment strategies. We thank you for your continuing support of the HomeState Funds.



Sincerely,



/s/SCOTT L. REHR
-----------------
Scott L. Rehr
President
The HomeState Group

                               THE HOMESTATE GROUP

                      THE HOMESTATE YEAR 2000 ("Y2K") FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON MONDAY, SEPTEMBER 29, 1999

TO THE SHAREHOLDERS OF THE HOMESTATE YEAR 2000 ("Y2K") FUND:

         A Special Meeting of Shareholders of The HomeState Year 2000 ("Y2K") Fund (hereinafter called the "Fund") will be held on Monday, September 29, 1999 at 2:00 p.m., local time, at the offices of the Fund, 1857 William Penn Way, Lancaster, Pennsylvania 17605, for the following purposes:

         1. To broaden the Fund's investment objective to invest primarily in companies principally engaged in the technology sector and to modify the Fund's fundamental restrictions as necessary to pursue this objective;

         2. To change the name of the Fund to "The HomeState Emerging Technologies Fund"; and

         3. To transact such other business as may properly come before the Special Meeting and any adjournment, postponement, or continuation thereof.

         The Board of Trustees has fixed the close of business on August 11, 1999 as the record date for the determination of Shareholders entitled to notice of and to vote at the Special Meeting.

         A copy of the Fund's Prospectus and Annual Report for the year ended June 30, 1998 is available from the Fund upon request. Please contact Firstar Mutual Fund Services, LLC at (800) 232-0224 to request those documents.

         If you do not expect to attend the Special Meeting in person, please fill in, sign, date, and return the enclosed form of proxy in the enclosed envelope to Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

                                               By Order of the Board of Trustees




                                              /S/ SCOTT L. REHR
                                              -----------------
                                              Scott L. Rehr
                                              President

Date: August 27, 1999

                              THE HOMESTATE GROUP

                      THE HOMESTATE YEAR 2000 ("Y2K") FUND


                                 PROXY STATEMENT


         This Proxy Statement and the form of proxy enclosed herewith, which are first being mailed to shareholders on or about August 27, 1999, are furnished in connection with the solicitation by the Board of Trustees of The HomeState Group's Year 2000 ("Y2K") Fund (the "Fund") of proxies to be voted at the Special Meeting of Shareholders (the "Special Meeting") to be held on Monday, September 29, 1999 at 2:00 p.m., local time, and at any adjournment, postponement, or continuation thereof, at the offices of the Fund, 1857 William Penn Way, Lancaster, Pennsylvania 17605. The Fund's principal executive offices are located at 1857 William Penn Way, Lancaster, Pennsylvania 17605.

         Only shareholders of record at the close of business on August 11, 1999 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. The HomeState Group (the "Trust") is a Pennsylvania common law trust composed of separate series or portfolios, one of which is the Fund. For simplicity and clarity, the Fund's shares of beneficial interest are referred to as "Shares," the holders of Shares are "Shareholders" and the Trust's Board of Trustees is referred to as the "Board." Each full Share of the Fund outstanding is entitled to one vote and each fractional Share of the Fund outstanding is entitled to a proportionate share of one vote with respect to each proposal to be voted upon by the Shareholders of the Fund.

         If the accompanying proxy card is properly executed and returned by a Shareholder in time to be voted at the Special Meeting, the Shares covered thereby will be voted in accordance with the instructions marked thereon by the Shareholder. Executed proxies that are unmarked will be voted in favor of the proposed changes to the Fund's investment objective and fundamental investment restrictions and, at the discretion of the proxyholder, on any other matter that may properly have come before the Special Meeting or any adjournments and postponements thereof. Any proxy given pursuant to this solicitation may be revoked at any time before its exercise by giving written notice to the Secretary of the Fund or by the issuance of a subsequent proxy. To be effective, such revocation must be received by the Secretary of the Fund prior to the Special Meeting. In addition, a Shareholder may revoke a proxy by attending the Special Meeting and voting in person. The solicitation of proxies will be made primarily by mail but also may be made by telephone, telegraph, telecopy and personal interviews. Authorization to execute proxies may be obtained by telephonic or electronically transmitted instructions. The presence in person or by proxy of Shareholders of the Fund entitled to cast a majority of all the votes entitled to be cast at the Special Meeting shall constitute a quorum at the meeting with respect to the Fund. If a quorum is not present at the Special Meeting or if a quorum is present but sufficient votes to approve any of the proposals described in the Proxy Statement are not received, the person named as proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares represented at the Special Meeting in person or by proxy. A Shareholder vote may be taken on the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as Shares present for purposes of determining whether a quorum is present but will not be voted for or against any proposal or for or against any adjournment to permit further solicitation of proxies. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding. In addition, abstentions and broker non-votes will not be counted as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal. The number of outstanding Shares of the Fund as of the Record Date, August 11, 1999, is 656,882. To the knowledge of the Fund's management, as of the Record Date, there are no owners of 5% or more of the outstanding Shares of the Fund.

         Pursuant to the Investment Company Act of 1940 (the "1940 Act"), the Fund has adopted an investment objective and certain fundamental restrictions which may be changed only with shareholder approval. Restrictions and policies that a Fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Fund's Board without shareholder approval. The Board has determined that it is in the best interests of the Fund to make certain changes to the Fund's investment objective and fundamental restrictions. In addition, in order to better reflect the new investment objective of the Fund, the Board has also recommended changing the name of the Fund to the HomeState Emerging Technologies Fund.

         The following is the text and a summary description of the proposed changes to the Fund's investment objective and fundamental investment restrictions. Shareholders may request from the Fund a copy of the Fund's Statement of Additional Information for the text of the Fund's existing investment objective and fundamental investment restrictions, by calling (800) 232-0224.


         PROPOSAL 1: MODIFICATION OF THE INVESTMENT OBJECTIVE OF THE FUND

        The HomeState Year 2000 ("Y2K") Fund was introduced in 1997. The Fund invests primarily in companies involved in the "Year 2000 Industry" - companies engaged in developing, or supporting the development or implementation of marketable solutions to the so-called Year 2000 Problem.

Since its introduction, the Fund's prospectus has stated that Before or during the last six months of calendar year 2000, the Board of Directors of the Y2K Fund plans to consider:
                  (1) implementation of an offer of exchange whereby investors would be afforded the opportunity to exchange shares of the Y2K Fund for shares of one or more other registered investment companies, and/or

                  (2) solicitation of Y2K Fund shareholders for proxies regarding a vote upon one or more of the following options, as the Board may then determine to be in the best interests of all Y2K Fund shareholders, as a group:
                     (a) a change in the Y2K Fund's investment objective and/or fundamental investment policies;
                     (b) a merger into or consolidation with another registered investment company; or
                     (c) dissolution and liquidation of the Y2K Fund's assets.

         At a board meeting held on May 21, 1999, the Fund's Board of Trustees weighed and discussed each of the alternatives listed above. The Board heard presentations by the Fund's portfolio manager, as well as the investment adviser's research staff which has followed the Year 2000 Problem on behalf of the Fund. The manager and research analysts presented information regarding the current status of Year 2000 Problem-related projects and spending, as well as the potential for continuing Y2K-related spending and investment opportunities.

         At the board meeting, the Fund's portfolio manager and the investment adviser's research staff updated the board members with the current status of Y2K-related companies and projects. In June of 1997, the research analysts reported that Information Technology ("IT") services providers offering Y2K-related services generally benefited from a number of factors, including accelerating growth, large backlogs, margin expansion and pricing power and strong investor interest. Y2K tool providers generally forecasted large revenue opportunity, a shortage of IT professionals, expanding sales and marketing efforts and strong investor interest. The research analysts reported that currently, the IT services providers offering Y2K services were generally facing slower organic growth, the winding down of Y2K projects, fewer opportunities for margin expansion, and Y2K transition concerns. Y2K tool providers generally have found that the revenue opportunities did not materialize as expected, that systems replacement dominated both manual and automation processes, and that few Y2K tool companies actually made the transition to non-Y2K products. In summarizing the Y2K companies to date, portfolio management and research analysts agreed that: (1) revenue growth for many IT-focused Y2K companies was dramatic: seven of the Y2K Fund's larger core holdings saw revenue growth of between 38% and 363% in fiscal year 1997; and between 35% and 106% in fiscal year 1998. Unfortunately, the overall stock market focused almost entirely on a few of the world's largest multi-billion dollar technology companies throughout 1998, and did not afford these smaller Y2K companies significant price appreciation in 1998; (2) These same seven companies are showing slower growth as Y2K-spending decreases: first quarter 1999 revenue grew between -38% and 69% compared to first quarter 1998. Most larger companies are nearing the completion of their Y2K projects, and Y2K companies are rapidly shifting to their post-Y2K business strategies. The research analysts and portfolio management agreed that it was prudent for the Y2K Fund to also consider its post Y2K strategy, and recommended the broadening of the Fund's investment strategy as discussed below.

         The research analysts and portfolio management recommended that the Fund broaden its investment objective to focus on the technology sector as a whole. This would allow the Fund to continue its Y2K investment strategy into the future, while also investing in other segments of the technology sector. The portfolio management and research teams of the Fund's adviser believe that there are compelling opportunities in the technology sector. The research team noted that an "emerging technologies" fund would focus on the core strengths of

Emerald Advisers, Inc., the Fund's adviser: a research team experienced in technology investments, geographic coverage throughout the United States, in-depth, on-site fundamental research and a focus on smaller-sized companies which do not traditionally receive the same level of attention from institutional investors as do larger companies.

         The research analysts and portfolio management highlighted some of the potential segments of the technology sector and the opportunities within them: the Internet (infrastructure expansion, Internet software, integration services and e-commerce), telecommunications-related technology (increasing bandwidth needs, infrastructure expansion and deregulation), financial services-related technology (increasing competition, need for productivity improvements, emergence of the Internet as a delivery channel and the entry of non-financial services companies); health care-related technology (health care industry consolidation, replacement of legacy systems, intense margin pressure on health care service providers and the Internet as a delivery channel), enterprise software (focus on productivity, manage relationships with suppliers and customers, need to unite and manage corporate IT infrastructure), and areas such as technology services, component technology and manufacturing services.

         Upon the conclusion of its discussions, the Board unanimously voted in favor of option (2)(a), the solicitation of Y2K Fund shareholders regarding a vote to change the Fund's investment objective and/or fundamental investment policies.


         Since its founding, the HomeState Year 2000 Fund's investment objective has been as follows:

                  The Fund seeks capital appreciation by investing primarily in equity securities of public companies which have stated, or been reported as possessing, an intention of developing or supporting marketable solutions to problems stemming from the susceptibility of various business and other computer application programs or systems to fail, or to produce inappropriate results, regarding data, calculations or other processing involving dates subsequent to December 31, 1999. Under normal conditions, the Fund will invest not less than 65% of its total assets in a non-diversified portfolio of equity securities of these "Y2K companies." The Fund's annual turnover rate is not expected to exceed two hundred percent. There can be no guarantee the investment objective of the Fund will be achieved.

         The Board has recommended changing the foregoing investment objective to the following:

                  The Fund seeks capital appreciation by investing primarily in equity securities of public companies principally engaged in the technology sector. Under normal conditions, the Fund will invest not less than 65% of its total assets in a non-diversified portfolio of equity securities of these technology companies. The Fund's annual turnover rate is not expected to exceed two hundred percent. There can be no guarantee the investment objective of the Fund will be achieved.

         The Board has also recommended changing one of the Fund's fundamental restrictions from investing a minimum of 25% of the Fund's total assets in the "information technology group" to the broader "technology sector" as required by the proposed investment objective.

         The following is an existing fundamental restriction of the Fund:

         The Fund may not invest more than 25% of total assets in one industry, except that the Fund shall, under normal conditions, invest not less than 25% of its total assets in securities of companies operating within the information technology group.

         In order to implement its proposed investment objective, the Board proposes to substitute the following new fundamental restriction:

         The Fund may not invest more than 25% of total assets in any one sector, except that the Fund shall, under normal conditions, invest not less than 25% of its total assets in securities of companies principally engaged in the technology sector.

         As a result of this concentration in the technology sector, the Fund may be subject to greater risks than a portfolio without such a concentration. While companies in the same sector are often faced with the same obstacles, issues or regulatory burdens, and their securities may react similarly to and move in unison with these or other market conditions, equity securities of companies within the technology sector may display increased price volatility due to the heightened competition and rapid pace of change that is commonly experienced within that industry sector. A portfolio of technology company stocks is likely to be more volatile in price than one that includes investments in companies operating in a wider number of industry sectors.

         The Board has weighed the foregoing risks against the potential benefits of the proposed changes and as a result, THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO MODIFY THE INVESTMENT OBJECTIVE AND FUNDAMENTAL RESTRICTION ON CONCENTRATION OF THE FUND.


         PROPOSAL 2: CHANGE OF THE NAME OF THE FUND

         Consistent with the provisions of Section 35 of the 1940 Act, if the shareholders approve the Proposal set forth above, the Board recommends changing the name of the Fund from the "HomeState Year 2000 ("Y2K") Fund" to the "HomeState Emerging Technologies Fund" to reflect the Fund's new investment objective.

         THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO CHANGE THE NAME OF THE FUND.

                                  REQUIRED VOTE

         Approval of each of the Proposals set forth herein requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding Shares of the Fund or (2) 67% or more of the Shares of the Fund present at the meeting if more than 50% of the outstanding Shares of the Fund are represented at the meeting in person or by proxy. Shareholders of the Fund may vote against the Proposals in the manner indicated on the proxy card. If all of the Proposals are approved by Shareholders of the Fund at the Special Meeting, they will be effective upon appropriate disclosure being made in the Fund's prospectus and statement of additional information. IF ONE OR MORE OF THE PROPOSALS ARE NOT APPROVED BY SHAREHOLDERS OF THE FUND, THE EXISTING FUNDAMENTAL RESTRICTIONS OF THE FUND WILL CONTINUE IN EFFECT AS WELL AS THE FUND'S CURRENT NAME.

                            SHARES HELD BY MANAGEMENT

         The following table sets forth information as of August 11, 1999 with respect to the beneficial ownership of the Shares of the Fund by (i) each person serving as Trustee of the Fund; and (ii) all Trustees and executive officers of the Fund as a group. Unless otherwise indicated, all Shares are owned directly and the indicated owner has sole voting and dispositive power with respect thereto. To the knowledge of the Fund's management, as of August 11, 1999, there are no owners beneficially owning five percent (5%) or more of the Shares of the Fund.

                                                                    SHARES
                                                                BENEFICIALLY
                                                                  OWNED (1)
         BENEFICIAL OWNER                       NUMBER           PERCENT (%)
---------------------------------               -------          -----------
TRUSTEES
Bruce E. Bowen .........................          ADD                *
Kenneth G. Mertz II ....................          ADD                *
Scott C. Penwell .......................          ADD               --
Scott L. Rehr ..........................          ADD                *
Dr. H. J. Zoffer .......................          ADD                *

EXECUTIVE OFFICERS NOT INCLUDED ABOVE
Daniel W. Moyer  .......................          ADD                *
Steven E. Russell, Esq..................          ADD                *

ALL TRUSTEES AND EXECUTIVE
   OFFICERS AS A GROUP (total 7 persons)          ADD                *



-----------------------

    * Less than 1% of the outstanding Shares of the Fund.

      (1) Pursuant to the regulations of the Securities and Exchange Commission (the "Commission"), shares are deemed to be "beneficially owned" by a person if such person directly or indirectly has or shares (i) the power to vote or dispose of such shares, whether or not such person has any pecuniary interest in such shares, or (ii) the right to acquire the power to vote or dispose of such shares within 60 days, including any right to acquire through the exercise of any option, warrant or right.

                   GENERAL INFORMATION SOLICITATION OF PROXIES

The Fund will request broker/dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares held of record by such persons. The Fund may reimburse such broker/dealer firms, custodians, nominees and fiduciaries for their reasonable expense incurred in connection with such proxy solicitation. In addition to the solicitation of Proxies by mail, officers of the Fund and employees of Emerald Advisers, Inc. and its affiliates, without additional compensation, may solicit Proxies in person or by telephone. The costs associated with such solicitation and the Special Meeting will be borne by Emerald Advisers, Inc.


                    OTHER MATTERS TO COME BEFORE THE MEETING

 The Board does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement but should any other matter requiring a vote of Shareholders arise, the Proxyholder will vote thereon according to his best judgment in the interests of the Fund.


                              SHAREHOLDER PROPOSALS

      Shareholders desiring to submit a proposal for consideration at a meeting of shareholders must deliver their proposal to the Fund's investment adviser at least one hundred and twenty days before such a meeting. As a common law trust, the Fund is not required to and does not intend to hold annual shareholder meetings.


                                    ADVISERS

      The names and addresses of the Fund's investment adviser, administrator and principal underwriter are as follows:

INVESTMENT ADVISER: Emerald Advisers, Inc., 1857 William Penn Way, Lancaster,
                    Pennsylvania 17605.

ADMINISTRATOR:  Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee,
                Wisconsin 53201-0701.

PRINCIPAL UNDERWRITER: Rafferty Capital Markets, Inc., 1311 Mamaroneck Avenue,
                       Harrison, NY 10605.

                            REPORTS TO SHAREHOLDERS

THE FUND WILL FURNISH TO SHAREHOLDERS, WITHOUT CHARGE AND UPON REQUEST, A COPY OF THE MOST RECENT ANNUAL REPORT AND A COPY OF THE MOST RECENT SEMI-ANNUAL REPORT FOLLOWING SUCH ANNUAL REPORT OF ANY FUND. REQUESTS FOR SUCH REPORTS MAY BE MADE BY WRITING TO THE FUND C/O FIRSTAR MUTUAL FUND SERVICES, LLC, P.O. BOX 701, MILWAUKEE, WI 53201-0701, OR BY CALLING (800) 232-0224. IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                               By Order of the Board of Trustees




                                               /S/ SCOTT L. REHR
                                               -----------------
                                               Scott L. Rehr
                                               President

August 27, 1999

(Page)

Please refer to the Proxy Statement discussion of these Proposals. THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE. THE PROXY PROXYHOLDER WILL VOTE ANY OTHER MATTERS THAT ARISE AT THE MEETING IN ACCORDANCE WITH HIS BEST JUDGEMENT. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR BOTH OF THE
FOLLOWING:

PLEASE VOTE BY CHECKING THE APPROPRIATE BOX BELOW:

                                                      FOR     AGAINST    ABSTAIN
1.  To change the Fund's investment objective
    to invest primarily in companies principally
    engaged in the technology sector, and to
    change a fundamental restriction of the Fund
    to invest no more than 25% of its total assets in
    one sector, except that the Fund will invest not
    less than 25% of its total assets in companies
    engaged in the technology sector, under normal
    conditions.                                       [    ]  [    ]     [    ]

2.  To change the name of the Fund to
   "HomeState Emerging Technologies Fund."            [    ]  [    ]     [    ]

PLEASE SIGN AND DATE ON THE REVERSE SIDE.
--------------------------------------------------------------------------------

(Page)

THE HOMESTATE YEAR 2000 ("Y2K") FUND ("FUND")
PROXY SOLICITED BY THE BOARD OF TRUSTEES

By my signature below, I appoint Scott L. Rehr (the "Proxyholder") as my attorney to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held at the offices of the Fund, 1857 William Penn Way, Lancaster, PA 17605, on September ___, 1999 at 2:00 p.m. local time, and at any adjournments or postponements thereof. The Proxyholder may vote my shares, and he may appoint substitutes to vote my shares on his behalf. I instruct the Proxyholder to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and Proxy Statement.


                                                   PLEASE SIGN PROMPTLY AND MAIL
                                                        IN THE ENCLOSED ENVELOPE

                                                    Date  ______________________

                                          NOTE: Please sign exactly as your name
                                        appears on this proxy. When signing in a
                                           fiduciary capacity, such as executor,
                                     administrator, trustee, attorney, guardian,
                                            etc., please indicate. Corporate and
                                      partnership proxies should be signed by an authorized person, indicating the person's title.

                                             -----------------------------------
                                              Signature and Title, if applicable

                                             -----------------------------------